SEPARATION AGREEMENT AND RELEASE

THIS SEPARATION AGREEMENT AND RELEASE (this “Agreement”) is made and effective as of this 28th day of August, 2013, by and between JOHN M. MENDEZ, an individual and resident of the State of South Carolina (the “Executive”), FIRST COMMUNITY BANCSHARES, INC., a Nevada corporation (“FCBI” or the “Corporation”), and FIRST COMMUNITY BANK, a Virginia-chartered commercial bank (“FCB”).

R E C I T A L S

FCBI is the parent and sole shareholder of FCB.

On December 16, 2008, FCBI and Executive entered into that certain amended and restated employment agreement whereby the parties agreed that Executive would serve as President and Chief Executive Officer of the Corporation and which said agreement was amended by an amendment and waiver entered into on December 16, 2010 (both of which are referred to hereinafter collectively as the “Employment Agreement”).

The Employment Agreement provides for the payment of certain sums to Executive upon separation from service as more particularly set forth in the Employment Agreement.

FCBI has terminated Executive pursuant to Section 4 “Termination Without Cause” of the Employment Agreement, which sets forth certain payments due to Executive upon his separation from service with FCBI.

The parties hereto wish to confirm and clarify certain benefits and restrictions set forth in the Employment Agreement. In all other respects, the parties reaffirm and ratify the terms of the Employment Agreement. In case of any conflict with the terms of the Employment Agreement, the terms of this Agreement shall prevail and govern.

NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, which the parties acknowledge are valuable and sufficient, and in full and complete settlement of all matters between the Executive and FCB, FCBI and their affiliates, except as specifically set forth below, the parties agree as follows:

1. Termination Date. The Executive agrees that his employment with FCBI and FCB will terminate and he will separate from service effective as of August 31, 2013 (the “Termination Date”).

2. Severance Obligations. The parties hereto agree that the payments below shall be deemed payments made pursuant to the Employment Agreement and, once made, shall be deemed to be full satisfaction of the FCBI’s and FCB’s payment obligations thereunder:

a) FCBI or FCB shall continue the Executive’s current base salary in effect on the Termination Date for a period of thirty (30) months. Such payments shall be made as follows: the first payment shall be a lump sum amount equal to 6.5 times the Executive’s current monthly base salary in effect on the Termination Date and paid on the first pay period following six months from the Termination Date, followed by payments of the Executive’s current monthly base salary in effect on the Termination Date for the next twenty-three and one-half (23.5) months paid at regular bi-weekly payroll intervals coinciding with FCB’s regular payroll dates beginning on the first pay period following six months from the Termination Date. FCBI or FCB shall also continue the Executive’s specified welfare benefits in effect on the Termination Date for a period of thirty (30) months. For the purposes of the foregoing, specified welfare benefits shall be defined as health and dental insurance premiums, to be paid in full as follows: (i) FCBI or FCB will reimburse Executive for COBRA premiums as follows: the first payment shall be a lump sum amount equal to seven times the applicable COBRA premium and paid on the first day of the seventh month after the Termination Date, (ii) followed by payments of the applicable COBRA premium for an additional eleven months, and (iii) thereafter, FCBI or FCB will pay to Executive, each month, the cash equivalent of the amount of the monthly COBRA premium in effect for the eighteenth month after said Termination Date, for the remaining twelve months of such thirty (30) month period.

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b) FCBI or FCB shall pay the Executive an auto allowance of $800 per month for a period of thirty (30) months. Such payments shall be made as follows: the first payment shall be a lump sum amount equal to $5,600 paid the beginning on the first pay period following six months from the Termination Date followed by payments of $800 per month the next twenty-three (23) months.

c) Prior to the Termination Date, Executive may purchase his current company-provided automobile for Eighteen Thousand Dollars ($18,000) (which amount is the average trade in value set forth in the 2013 NADA Guide).

d) Other than the compensation described in Section 2, Paragraphs (a), (b) and (c) above, Executive acknowledges that Executive is not entitled to any additional payments or benefits of any kind, from FCBI or FCB, whether or not under the Employment Agreement or any plan, program, policy or arrangement except for the following benefits or payments, none of which are separation or severance benefits:

(i) under the terms of that certain First Community Bancshares, Inc. Employee Stock Ownership and Savings Plan as amended and restated January 1, 2007, and as further amended thereafter and from time to time, under the terms and conditions thereof (sometimes hereinafter referred to as the “KSOP”);

(ii) under that certain FCFT, Inc. 401(k) WRAP Plan dated January 21, 1997, as amended thereafter and from time to time, under the terms and conditions thereof (hereinafter sometimes referred to as the “401(k) WRAP Plan”), which shall be paid to Executive as follows: as elected under the election forms executed by the Executive under the 401(k) WRAP Plan, subject to the applicable six month delay under Internal Revenue Code Section 409A.

(iii) under the terms of that certain First Community Bancshares, Inc. and Affiliates Executive Retention Plan as amended and restated January 30, 2008, effective January 1, 2005, and as amended by that certain Amendment No. 1 dated December 16, 2010, effective January 1, 2011 (hereinafter sometimes referred to as the “SERP”) under the terms and conditions thereof, which shall be paid as set forth on the Initial Payment Election Form signed by Executive December 20, 2008, which provides for a 10 year certain and life annuity beginning at Normal Retirement Date, as defined therein, in the event of Involuntary Termination of Employment not for cause.

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(iv) options to purchase 42,323 shares of common stock of FCBI under that certain Option Agreement dated January 1, 1999, entered into by and between Executive and FCBI respecting Options granted to Executive under the 1999 First Community Bancshares, Inc., Omnibus Stock Option Plan (hereinafter any and all such existing Option Agreements or Option Plan are referred to together as the “Option Agreement”), under the terms and conditions thereof, including a requirement to exercise options within 90 days of the Termination Date;

(v) Life Insurance Policies as follows: Pacific Life Policy Number VF50232780 and General American Policy Number 3342586 issued under FCBI and/or FCB Executive Carve Out Life Insurance plan or program (hereinafter sometimes referred to as the “Life Insurance Policy”); and

(vi) 3,731 shares of common stock of FCBI under that certain First Community Bancshares, Inc. 2012 Omnibus Equity Compensation Plan (the “Omnibus Plan”), which such shares are fully vested as of the date of this Agreement.

In addition, FCBI or FCB shall pay to Executive as reimbursement for the payment of any fees or expenses reasonably incurred by Executive in connection with the Executive’s negotiation, execution and delivery of this Agreement up to a maximum amount of $15,000.

3. Effect of Agreement. Executive specifically agrees and acknowledges that (i) Executive has already used or been paid for all vacation time, sick days, personal leave, holidays and/or any other benefits due to him as an employee of the Bank, and (ii) Executive is not entitled to any other benefits or payments including but not limited to any benefit or payment under that certain First Community Bancshares, Inc. Endorsement Method Split Dollar Life Insurance Plan Agreement dated February 2, 2000, as amended May 1, 2000, other than those specifically set forth and provided for in this Agreement and the Employment Agreement (as modified by this Agreement), and as set forth and provided for in the KSOP, the 401(k) WRAP Plan, the SERP, the Option Agreement, the Life Insurance Policy and the Omnibus Plan (the benefits or payments under which are specifically set forth in Section 2 of this Agreement).

4. Resignation from Boards of Directors. The Executive hereby resigns his position as a member of the Boards of Directors of FCBI, FCB, and the subsidiaries and affiliates of each, effective on the date of this Agreement.

5. Full Satisfaction. Executive acknowledges and agrees that the payment of the foregoing under Section 2, Paragraphs (a), (b) and (c) constitutes a restatement of the terms and conditions of the Employment Agreement and the full satisfaction of FCBI and FCB’s obligations under the Employment Agreement.

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6. Tax Issues. Notwithstanding the acknowledgement of the parties that as of August 31, 2013, no Change in Control of FCB or FCBI is being negotiated or contemplated, the parties agree that Paragraph 7 “Tax Issues” of the Employment Agreement and any related provisions of said Agreement shall remain in full force and effect.

7. Waiver and Release. As consideration for the forgoing, FCBI or FCB agrees to pay Executive a lump sum cash payment of Fifteen Thousand Dollars ($15,000). For purposes of this Section 7, the term “Executive” shall include the Executive and his heirs, executors, administrators and assigns, and the terms, “FCBI” and “FCB” shall include each respective entity, any related or affiliated entities and current and former officers, directors, stockholders, employees and agents of such entity.

a) The Executive unconditionally releases and discharges FCBI and FCB, their successors and assigns, from any and all causes of action, suits, damages, claims, proceedings, and demands that the Executive has ever had, or may now have, against FCBI or FCB, whether asserted or unasserted, whether known or unknown, concerning any matter occurring up to and including the date of the signing of this Agreement.

b) The Executive acknowledges that he is waiving and releasing, to the full extent permitted by law, all claims against FCBI and FCB, including (but not limited to) all claims arising out of, or related in any way to, his employment with FCB or the termination of that employment, including (but not limited to) any and all breach of contract claims, tort claims, claims of wrongful discharge, claims for breach of an express or implied employment contract, defamation claims, claims under Title VII of the Civil Rights Act of 1964, which prohibits discrimination in employment based on race, color, national origin, religion or sex, the Family and Medical Leave Act, which provides for unpaid leave for family or medical reasons, the Equal Pay Act, which prohibits paying men and women unequal pay for equal work, the Age Discrimination in Employment Act of 1967, which prohibits age discrimination in employment, the Americans with Disabilities Act, which prohibits discrimination based on disability, the Rehabilitation Act of 1973, any and all other applicable local, state and federal non-discrimination statutes, Employee Retirement Income Security Act, all other statutes, the common law of the State of South Carolina, or any other state, and any and all claims for attorneys’ fees. The Executive further agrees that the release described herein shall apply to unknown and unanticipated damages resulting from or in any way connected to his employment or the termination thereof.

c) The Executive acknowledges that FCBI and FCB’s payment of the consideration set forth herein shall be a full accord and satisfaction of FCBI’s and FCB’s obligations under the Employment Agreement and any and all other employment agreements, contracts or understandings between the parties and that no further performance of any kind is due Executive by FCBI and/or FCB.

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d) These Waiver and Release provisions (a) through (c) of Section 7 shall be construed to release all claims to the full extent allowed by law. If any term of this section shall be declared unenforceable by a court or other tribunal of competent jurisdiction, it shall not adversely affect the enforceability of the remainder of this section.

8. Restrictive Covenants and Other Obligations. The parties agree that Paragraph 8 – “Loyalty Obligations”, Paragraph 9 – “Non-Compete Restriction” of the Employment Agreement and any related provisions of said Agreement shall remain in full force and effect. By executing this Agreement, Executive acknowledges and agrees that he will perform his obligations under the aforementioned sections for the prescribed period of thirty-six (36) months as to (i) FCB, (ii) FCBI and (iii) any affiliates thereof, and that said sections as restated are hereby ratified and incorporated by reference as if set forth fully herein. In the event the Executive breaches any obligation under any of the sections of the Employment Agreement referenced in this Section 8, FCBI and FCB’s obligations to make payment to the Executive under subsections 2(a) and 2(b) shall terminate immediately and FCBI and FCB shall have no further obligations to the Executive with regards to such subsections.

9. Duty of Loyalty/Non-disparagement. The parties shall not (except as required by law) communicate to anyone, whether by word or deed, whether directly or through any intermediary, and whether expressly or by suggestion or innuendo, any statement, whether characterized as one of fact or of opinion, that is intended to cause or that reasonably would be expected to cause any person to whom it is communicated to have a lowered opinion of the other party.

10. Confidentiality of the Terms of This Agreement. Except to the extent such contents are disclosed by FCBI as required by law including, but not limited to, its public reporting obligations under the Securities Exchange Act of 1934, the Executive agrees not to publicize or disclose the contents of this Agreement, including the amount of the monetary payment, other than (i) to his immediate family; (ii) to his attorney(s), accountant(s), and/or tax preparer(s); (iii) as may be required by law; or (iv) as necessary to enforce the terms of this Agreement. The Executive further agrees that he will inform anyone to whom the terms of this Agreement are disclosed of the confidentiality requirements contained herein. Notwithstanding the foregoing, the parties agree that where business needs dictate, the Executive may disclose to a third party that he has entered into an agreement with FCBI and FCB, which agreement contains restrictive covenants including non-competition and nondisclosure provisions, one or more of which prohibit him from performing the requested service.

11. Entire Agreement; Modification of Agreement. Except as otherwise expressly noted herein, this Agreement constitutes the entire understanding of the parties and supersedes all prior discussions, understandings, and agreements of every nature between them relating to the matters addressed herein. Accordingly, no representation, promise, or inducement not included or incorporated by reference in this Agreement shall be binding upon the parties. The Executive affirms that the only consideration for the signing of this Agreement are the terms set forth above and that no other promises or assurances of any kind have been made to him by FCBI, FCB or any other entity or person as an inducement for him to sign this Agreement. This Agreement may not be changed orally, but only by an agreement in writing signed by the parties or their respective heirs, legal representatives, successors, and assigns.

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12. Partial Invalidity. The parties agree that the provisions of this Agreement and any paragraphs, subsections, sentences, or provisions thereof shall be deemed severable and that the invalidity or unenforceability of any paragraph, subsection, sentence, or provision shall not affect the validity or enforceability of the remainder of the Agreement.

13. Waiver. The waiver of the breach of any term or provision of this Agreement shall not operate as or be construed to be a waiver of any other subsequent breach of this Agreement.

14. Successors and Assigns. This Agreement shall inure to and be binding upon FCBI, FCB and the Executive, their respective heirs, legal representatives, successors, and assigns. However, Executive may not assign his obligations under this Agreement without the prior written consent of both FCBI and FCB.

15. Governing Law. This Agreement shall be construed in accordance with the laws of the Commonwealth of Virginia and any applicable federal laws.

16. Headings. The headings or titles of sections and subsections of this Agreement are for convenience and reference only and do not constitute a part of this Agreement.

17. Notice. For the purposes of this Agreement, notices, demands and other communications provided for in this Agreement shall be in writing and shall be deemed to have been duly given when delivered or (unless otherwise specified) mailed by the United States registered mail, return receipt requested, postage prepaid, addressed as follows:

If to Executive:

John M. Mendez
9354 Modena Court
Myrtle Beach, South Carolina 29579

If to FCBI or FCB or both:

Robert L. Schumacher
General Counsel
First Community Bancshares, Inc.
P.O. Box 989
Bluefield, Virginia 24605-0989

or such other address as any party may have furnished to the other in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt.

18. Representations. The Executive acknowledges that:

a) He has read this Agreement and understands its meaning and effect.

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b) He has knowingly and voluntarily entered into this Agreement of his own free will.

c) By signing this Agreement, the Executive has waived, to the full extent permitted by law, all claims against FCBI and FCB based on any actions taken by FCBI and FCB up to the date of the signing of this Agreement, and FCBI and FCB may plead this Agreement as a complete defense to any claim the Executive may assert.

d) FCBI and FCB are providing the consideration set forth in this Agreement in return for the Executive’s agreement to be bound by the terms of this Agreement.

e) He has been advised to consult with an attorney before signing this Agreement.

f) He has been given up to twenty one (21) days to consider the terms of this Agreement beginning with the presentation of the initial draft of the Agreement to the Executive on August 21, 2013. Because this Agreement is the product of negotiations, any agreed-upon changes do not re-start the 21-day consideration period.

g) He has seven (7) days, after the Executive has signed the Agreement and it has been received by FCBI and FCB, to revoke it by notifying Robert L. Schumacher, General Counsel of FCBI, of his intent to revoke acceptance. For such revocation to be effective, the notice of revocation must be received no later than 5:00 p.m. Eastern Standard Time on the seventh day after the signed Agreement is received by FCBI and FCB. This Agreement shall not become effective or enforceable until the revocation period has expired.

h) He is not waiving or releasing any rights or claims that may arise after the date the Executive signs this Agreement.

19. Counterparts. This Agreement may be executed in separate counterparts, each of which shall be deemed to be an original and both of which taken together shall constitute one and the same Agreement.

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As to the Executive:

Date	John M. Mendez

As to FCBI:
FIRST COMMUNITY BANCSHARES, INC

Date	Name:
Title:

As to FCB:
FIRST COMMUNITY BANK

Date	Name:
Title:

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